Exhibit 99.1

Repligen Corporation 41 Seyon Street Building #1, Suite 100 Waltham, Massachusetts 02453

Repligen Reports Third Quarter 2024 Financial Results

•	Third quarter reported revenue of $155 million, an increase of 10% year-over-year

•	CDMO revenue and orders both up ~20% year-over-year

•	Overall order intake outpaced sales by 4%

•	Full year revenue guidance narrowed to range of $630-$639 million

WALTHAM, Mass., November 12, 2024 — Repligen Corporation (NASDAQ:RGEN), a life sciences company focused on bioprocessing technology leadership, today reported financial results for its third quarter (Q3) of 2024, covering the three- and nine- month periods ended September 30, 2024. Provided in this press release are financial performance highlights, updates to our guidance for the full year 2024 and access information for today’s webcast and conference call.

Olivier Loeillot, President and Chief Executive Officer of Repligen said, “I’m pleased to report strong third quarter results, made possible by the excellent execution by our team and improving market conditions. We are encouraged to see strengthening CDMO and equipment sales in the quarter, with each delivering year-over-year and sequential growth. In new modalities, we achieved record sales in the quarter and our differentiated technology continues to serve us well. We are further encouraged by continued strength in Filtration, consumables, and Pharma, as well as order recovery in Chromatography. With clear line of sight, we are narrowing the 2024 revenue guidance shared in our September update, maintaining the midpoint, and we are optimistic about our opportunity funnel as we move into 2025.”

Q3 2024 BUSINESS HIGHLIGHTS

•

New modality, CDMO and equipment momentum. Reported record quarterly revenue for new modalities, a 20% increase year-over-year. CDMO and equipment revenues grew ~20% and 6% year-over-year respectively, adding to confidence in a broader market recovery.

•

RTIC grand opening. Opened our new customer-focused Repligen Training and Innovation Center (“RTIC”) in Waltham. This dedicated space showcases Repligen bioprocessing technologies and includes product exhibits, purpose-built demo areas and technical training space.

•	M&A. Announced a definitive agreement to acquire chromatography innovator Tantti Laboratory Inc., strategically supporting our Proteins and Chromatography franchises.

FINANCIAL PERFORMANCE

Q3 2024 FINANCIAL PERFORMANCE (compared to prior year, Q3 2023, except as noted) All adjusted figures are non-GAAP and, except for earnings per share, are rounded to the nearest million.

•

Reported revenue was $155 million compared to $141 million, a year-over-year increase of 10%, bringing our year-to-date 2024 revenue to $467 million compared to $466 million for the same period in 2023.

•	GAAP gross profit was $77 million compared to $37 million. Adjusted gross profit was $78 million compared to $59 million.

•	GAAP (loss) income from operations was ($8) million, compared to $5 million. Adjusted income from operations was $23 million, compared to $5 million.

•	GAAP net (loss) income was ($0.7) million, compared to $17 million. Adjusted net income was $24 million compared to $13 million.

•	GAAP (loss) earnings per share was ($0.01) on a fully diluted basis, compared to $0.30. Adjusted earnings per share was $0.43 on a fully diluted basis, compared to $0.23.

MARGIN SUMMARY

GAAP Margins	Q3 2024	Q3 2023	Q3-YTD 2024	Q3-YTD 2023
Gross Margin	50.0%	25.9%	50.5%	42.9%
Operating (EBIT) Margin	(5.1)%	3.3%	0.3%	8.1%

Adjusted (non-GAAP) Margins	Q3 2024	Q3 2023	Q3-YTD 2024	Q3-YTD 2023
Gross Margin	50.7%	42.0%	50.3%	47.8%
Operating (EBIT) Margin	14.9%	3.7%	12.2%	12.5%
EBITDA Margin	20.7%	10.2%	17.6%	18.1%

Cash, cash equivalents and short-term investments at September 30, 2024, were $784 million, compared to $751 million at December 31, 2023.

FINANCIAL GUIDANCE FOR FULL YEAR 2024

All Adjusted figures are non-GAAP

Our financial guidance for the full year 2024 is based on expectations for our existing business. Our GAAP and Adjusted (non-GAAP) guidance includes the expected impact of businesses acquired in 2023 (FlexBiosys and Metenova) and excludes the impact of any potential or pending business acquisitions in 2024, and future fluctuations in foreign currency exchange rates.

CURRENT GUIDANCE (at November 12, 2024)
FY 2024	GAAP	Adjusted (non-GAAP)
Total Reported Revenue	$630M - $639M	$630M - $639M
Year-over-Year Change	0% - 1%	0% - 1%
Base Revenue Growth	—	(1%) - 0%
Gross Margin	49.5% - 50.5%	49.5% - 50.5%
Income from Operations	$12M - $17M	$80M - $85M
Operating Margin	2% - 3%	12.5% - 13.5%
Other Income (Expense)	$10M	$27M
Adjusted EBITDA Margin	—	17.5% - 18.5%
Tax Rate on Pre-Tax Income	33%	20%
Net Income	$14M - $18M	$85M - $89M
Earnings Per Share—Diluted	$0.25 - $0.32	$1.50 - $1.58

Conference Call and Webcast Access

Repligen will host a conference call and webcast today, November 12, 2024, at 8:30 a.m. ET, to discuss third quarter 2024 financial results, corporate developments and financial guidance for 2024. The conference call will be accessible by dialing toll-free (844) 274-3999 for domestic callers or (412) 317-5607 for international callers. No passcode is required for the live call. In addition, a webcast will be accessible via the Investor Relations section of the Company’s website. Both the conference call and webcast will be archived for a period following the live event. The replay dial-in numbers are (877) 344-7529 from the U.S., (855) 669-9658 from Canada and (412) 317-0088 for international callers. Replay listeners must provide the passcode 3384562.

About Repligen Corporation

Repligen Corporation is a global life sciences company that develops and commercializes highly innovative bioprocessing technologies and systems that enable efficiencies in the process of manufacturing biological drugs. We are “inspiring advances in bioprocessing” for the customers we serve; primarily biopharmaceutical drug developers and contract development and manufacturing organizations (CDMOs) worldwide. Our focus areas are Filtration and Fluid Management, Chromatography, Process Analytics and Proteins. Our corporate headquarters are in Waltham, Massachusetts, and the majority of our manufacturing sites are in the U.S., with additional key sites in Estonia, France, Germany, Ireland, the Netherlands and Sweden. For more information about the company see our website at www.repligen.com, and follow us on LinkedIn.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following Adjusted (non-GAAP) measures of financial performance are included in this release: organic revenue growth, base revenue growth; adjusted cost of goods sold, adjusted gross profit and adjusted gross margin; adjusted R&D expense and adjusted SG&A expense; adjusted income from operations and adjusted operating margin; adjusted pre-tax income; adjusted net income; adjusted earnings per share (diluted); adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA margin. The Company provides base revenue and base revenue growth rates, which exclude COVID-related revenue, and the impact of acquisition revenue for current year periods that have no prior year comparables, to facilitate a comparison of its current revenue performance to its past performance. The Company provides the impact of foreign currency translation, to enable determination of revenue growth rates at constant currency. To calculate the impact of foreign currency translation, the Company converts actual net sales from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior year periods.

The Company’s non-GAAP financial results and/or non-GAAP guidance exclude the impact of: acquisition and integration costs; restructuring charges including the costs of severance and accelerated depreciation among other charges; incremental costs attributed to CEO transition; contingent consideration related to the Company’s acquisitions; intangible amortization costs; non-cash interest expense related to the accretion of the debt discount; amortization of debt issuance costs related to Company’s convertible debt; foreign currency impact of certain intercompany loans; and, the related impact on tax of non-GAAP charges. These costs are excluded because management believes that such expenses do not have a direct correlation to future business operations, nor do the resulting charges recorded accurately reflect the performance of our ongoing operations for the period in which such charges are recorded.

NOTE:

All reconciliations of above GAAP figures (reported or guidance) to adjusted (non-GAAP) figures are detailed in the tables included later in this press release. When analyzing the Company’s operating performance and guidance, investors should not consider non-GAAP measures as a substitute for the comparable financial measures prepared in accordance with GAAP.

Forward-Looking Statements

This release contains forward-looking statements, which are made pursuant to and in reliance upon the safe harbor provisions of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in the release do not constitute guarantees of future performance. Investors are cautioned that statements in this release which are not strictly historical statements, including, among others; statements regarding the expected impact of the Restatement (as defined in the Current Report on Form 8-K filed on September 18, 2024) and change in accounting treatment, including on the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook; statements regarding the Company’s internal controls over financial reporting and ongoing internal reviews and assessments; any express or implied statements or guidance regarding current or future financial performance and position, including our updated 2024 financial guidance and related assumptions; expected demand in the markets in which we operate (including the belief that such markets will improve and the impact of such improvement on our business); the expected performance of our business; the expected performance and success of our strategic partnerships and integration of our acquired businesses, constitute forward-looking statements identified by words like “believe,” “expect,” “may,” “will,” “should,” “seek,” “anticipate,” “projected,” “estimated” or “could” and similar expressions. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-looking statements relate to the future, they are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including: that the Company has underestimated the scope and impact of the Restatement, risks and uncertainties around the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected; our ability to successfully grow our bioprocessing business; our ability to manage through and predict headwinds, including to achieve our updated 2024 financial guidance; our ability to develop and commercialize products and the market acceptance of our products; our ability to successfully integrate any acquired businesses (including Metenova and FlexBiosys) into our business, or to close potential or pending acquisitions (including Tantti) in a timely manner or at all, and achieve the expected benefits of such acquisitions; that demand for our products could continue to decline, which could adversely impact our future revenues, cash flows, results of operations and financial condition; our ability to compete with larger, better financed bioprocessing companies; our compliance with all U.S. Food and Drug Administration and European Medicines Evaluation Agency regulations; our volatile stock price; and other risks detailed in Repligen’s filings with the U.S. Securities and Exchange Commission (the Commission), including Annual Report on Form 10-K for the year ended December 31, 2023 and in subsequently filed reports with the Commission, including our Quarterly Reports on Form 10-Q (including for the quarters ended March 31, 2024 and June 30, 2024), current reports on Form 8-K, and any subsequent filings with the Commission, which are available at the Commission’s website at www.sec.gov. Actual results may differ materially from those Repligen contemplated by these forward-looking statements; therefore, you should not rely on any of these forward-looking statements. These forward-looking statements reflect management’s current views, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and are based only on information currently available to us. Repligen does not undertake to update, whether written or oral, any of these forward-looking statements to reflect a change in its views or events or circumstances, whether as a result of new information, future development or otherwise, that occur after the date hereof except as required by law. Further, investors are cautioned that the Prior Period Financial Statements (as defined in the Current Report on Form 8-K filed on September 18, 2024), and related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the Prior Period Financial Statements.

Repligen Contact:

Sondra S. Newman

VP, Global Head of Investor Relations

(781) 419-1881

investors@repligen.com

REPLIGEN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
Revenue:
Product revenue	$154,834	$141,156	$466,784	$465,630
Royalty and other revenue	37	36	108	111

Total revenue	154,871	141,192	466,892	465,741
Costs and expenses:
Cost of goods sold	77,383	104,634	231,088	265,786
Research and development	9,710	10,577	31,523	32,437
Selling, general and administrative	75,610	55,583	202,894	160,954
Contingent consideration	—	(34,292)	—	(31,266)

	162,703	136,502	465,505	427,911

(Loss) income from operations	(7,832)	4,690	1,387	37,830
Investment income	9,130	6,662	27,534	18,112
Interest expense	(5,121)	(407)	(15,269)	(1,227)
Amortization of debt issuance costs	(429)	(459)	(1,432)	(1,373)
Other income (expenses), net	3,104	895	(647)	1,500

(Loss) income before income taxes	(1,148)	11,381	11,573	54,842
Income tax (benefit) provision	(495)	(5,542)	3,218	2,796

Net (loss) income	$(653)	$16,923	$8,355	$52,046

(Loss) earnings per share:
Basic	$(0.01)	$0.30	$0.15	$0.93

Diluted	$(0.01)	$0.30	$0.15	$0.91

Weighted average shares outstanding:
Basic	56,012,322	55,765,639	55,896,378	55,687,574

Diluted	56,012,322	56,939,684	56,315,276	56,933,467

Balance Sheet Data:	September 30, 2024	December 31, 2023 (Restated)
Cash, cash equivalents and marketable securities	$783,964	$751,323
Working capital	1,023,204	946,404
Total assets	2,830,644	2,831,185
Long-term obligations	705,592	701,398
Accumulated earnings	441,223	432,868
Stockholders’ equity	2,016,686	1,964,845

REPLIGEN CORPORATION

RECONCILIATIONS OF GAAP to NON-GAAP FINANCIAL MEASURES

(Unaudited, amounts in thousands, except percentage and earnings per share data)

In all tables below, totals may not add due to rounding

Reconciliation of Reported Revenue (GAAP) Growth to Organic Revenue Growth (Non-GAAP)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2024		2023 (Restated)		2024		2023 (Restated)
TOTAL REPORTED REVENUE (GAAP) GROWTH	10%		(30%	)	0%		(24%	)
Acquisition revenue	(3%	)	0%		(3%	)	0%
Less: Currency exchange	0%		(1%	)	1%		0%

ORGANIC REVENUE GROWTH (NON-GAAP)	7%		(31%	)	(2%	)	(24%	)

Reconciliation of Total Revenue (GAAP) to Base Revenue (Non-GAAP)

	Three Months Ended September 30,		% Change	Nine Months Ended September 30,		% Change
	2024	2023 (2) (Restated)	2024 v 2023	2024	2023 (2) (Restated)	2024 v 2023
TOTAL REPORTED REVENUE (GAAP)	$154,871	$141,192	10%	$466,892	$465,741	0%
COVID-related revenue	—	—	0%	(11,462)	(6,929)	65%
Acquisition revenue	(4,108)	—	n/a	(14,848)	—	n/a

BASE REVENUE (NON-GAAP) (1)	$150,763	$141,192	7%	$440,582	$458,812	(4%)

Reconciliation of Income from Operations (GAAP) to Adjusted Income from Operations (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
(LOSS) INCOME FROM OPERATIONS (GAAP)	$(7,832)	$4,690	$1,387	$37,830
ADJUSTMENTS TO (LOSS) INCOME FROM OPERATIONS (GAAP):
Acquisition and integration costs	1,819	3,147	4,897	4,927
Restructuring(3)	2,579	24,012	1,939	24,012
Incremental costs attributed to CEO transition(4)	17,379	—	22,346	—
Contingent consideration	—	(34,292)	—	(31,266)
Intangible amortization	8,570	7,610	25,926	22,683
Other(5)	586	—	586	—

ADJUSTED INCOME FROM OPERATIONS (NON-GAAP)	$23,101	$5,167	$57,081	$58,186

OPERATING (EBIT) MARGIN	(5.1%)	3.3%	0.3%	8.1%
ADJUSTED OPERATING (EBIT) MARGIN	14.9%	3.7%	12.2%	12.5%

Reconciliation of Net (Loss) Income (GAAP) to Adjusted Net Income (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
NET (LOSS) INCOME (GAAP)	$(653)	$16,923	$8,355	$52,046
ADJUSTMENTS TO NET (LOSS) INCOME (GAAP):
Acquisition and integration costs	1,819	3,147	4,897	4,927
Restructuring(3)	2,345	24,012	1,705	24,012
Incremental costs attributed to CEO transition(4)	17,379	—	22,346	—
Contingent consideration	—	(34,292)	—	(31,266)
Intangible amortization	8,570	7,610	25,926	22,683
Non-cash interest expense	3,610	138	10,610	414
Amortization of debt issuance costs	429	459	1,432	1,373
Foreign currency impact of certain intercompany loans (6)	(2,819)	—	626	—
Other(5)	586	—	586	—
Tax effect of non-GAAP charges	(7,223)	(4,825)	(12,809)	(8,162)

ADJUSTED NET INCOME (NON-GAAP)	$24,043	$13,172	$63,674	$66,027

Reconciliation of (Loss) Earnings Per Share (GAAP) to Adjusted Earnings Per Share (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
(LOSS) EARNINGS PER SHARE (GAAP) - DILUTED	$(0.01)	$0.30	$0.15	$0.91
ADJUSTMENTS TO (LOSS) EARNINGS PER SHARE (GAAP) - DILUTED:
Acquisition and integration costs	0.03	0.06	0.09	0.09
Restructuring(3)	0.04	0.42	0.03	0.42
Incremental costs attributed to CEO transition(4)	0.31	—	0.40	—
Contingent consideration	—	(0.60)	—	(0.55)
Intangible amortization	0.15	0.13	0.46	0.40
Non-cash interest expense	0.06	0.00	0.19	0.01
Amortization of debt issuance costs	0.01	0.01	0.03	0.02
Foreign currency impact of certain intercompany loans (6)	(0.05)	—	0.01	—
Other(5)	0.01	—	0.01	—
Tax effect of non-GAAP charges	(0.13)	(0.08)	(0.23)	(0.14)

ADJUSTED EARNINGS PER SHARE (NON-GAAP) - DILUTED(7)	$0.43	$0.23	$1.13	$1.16

Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
NET (LOSS) INCOME (GAAP)	$(653)	$16,923	$8,355	$52,046
ADJUSTMENTS:
Investment income	(9,130)	(6,662)	(27,534)	(18,112)
Interest expense	5,121	407	15,269	1,227
Amortization of debt issuance costs	429	459	1,432	1,373
Income tax provision	(495)	(5,542)	3,218	2,796
Depreciation	8,825	12,186	25,297	28,530
Intangible amortization(8)	8,598	7,637	26,009	22,765

EBITDA (NON-GAAP)	12,695	25,408	52,046	90,625
OTHER ADJUSTMENTS:
Acquisition and integration costs	1,819	3,147	4,897	4,927
Restructuring (3)(9)	2,345	20,196	1,686	20,196
Incremental costs attributed to CEO transition(4)	17,379	—	22,346	—
Contingent consideration	—	(34,292)	—	(31,266)
Foreign currency impact of certain intercompany loans (6)	(2,819)	—	626	—
Other(5)	586	—	586	—

ADJUSTED EBITDA (NON-GAAP)	$32,005	$14,459	$82,187	$84,482

ADJUSTED EBITDA MARGIN (NON-GAAP)	20.7%	10.2%	17.6%	18.1%

Reconciliation of Cost of Goods Sold (GAAP) to Adjusted Cost Goods Sold (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
COST OF GOODS SOLD (GAAP)	$77,383	$104,634	$231,088	$265,786
ADJUSTMENT TO COST OF GOODS SOLD (GAAP):
Acquisition and integration costs	(90)	(26)	(289)	(33)
Restructuring(3)	(912)	(22,711)	1,050	(22,711)

ADJUSTED COST OF GOODS SOLD (NON-GAAP)	$76,381	$81,897	$231,849	$243,042

GROSS MARGIN (GAAP)	50.0%	25.9%	50.5%	42.9%
ADJUSTED GROSS MARGIN (NON-GAAP)	50.7%	42.0%	50.3%	47.8%

Reconciliation of R&D Expense (GAAP) to Adjusted R&D Expense (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
R&D EXPENSE (GAAP)	$9,710	$10,577	$31,523	$32,437
ADJUSTMENT TO R&D EXPENSE (GAAP):
Acquisition and integration costs	(84)	—	(200)	7
Restructuring(3)	—	(35)	(449)	(35)

ADJUSTED R&D EXPENSE (NON-GAAP)	$9,626	$10,542	$30,874	$32,409

Reconciliation of SG&A Expense (GAAP) to Adjusted SG&A Expense (Non-GAAP)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023 (Restated)	2024	2023 (Restated)
SG&A EXPENSE (GAAP)	$75,610	$55,583	$202,894	$160,954
ADJUSTMENTS TO SG&A EXPENSE (GAAP):
Acquisition and integration costs	(1,643)	(3,121)	(4,407)	(4,901)
Restructuring(3)	(1,667)	(1,266)	(2,540)	(1,266)
Incremental costs attributed to CEO transition(4)	(17,379)	—	(22,346)	—
Intangible amortization	(8,570)	(7,610)	(25,926)	(22,683)
Other(5)	(586)	—	(586)	—

ADJUSTED SG&A EXPENSE (NON-GAAP)	$45,764	$43,586	$147,089	$132,104

Reconciliation of Net Income (GAAP) Guidance to Adjusted Net Income (Non-GAAP) Guidance

	Twelve months ending December 31, 2024
	Low End	High End
GUIDANCE ON NET INCOME (GAAP)	$14,000	$18,000
ADJUSTMENTS TO GUIDANCE ON NET INCOME (GAAP):
Acquisition and integration costs	7,040	7,040
Restructuring	2,944	2,944
Incremental costs attributed to CEO transition	21,730	21,730
Contingent consideration	1,500	1,500
Anticipated pre-tax amortization of acquisition-related intangible assets	34,543	34,543
Non-cash interest expense	14,245	14,245
Amortization of debt issuance costs	1,843	1,843
Foreign currency impact of certain intercompany loans	626	626
Tax effect of non-GAAP charges	(14,124)	(14,124)
Other	586	586
Guidance rounding adjustment	67	67

GUIDANCE ON ADJUSTED NET INCOME (NON-GAAP)	$85,000	$89,000

Reconciliation of Earnings Per Share (GAAP) Guidance to Adjusted Earnings Per Share (Non-GAAP) Guidance

	Twelve months ending December 31, 2024
	Low End	High End
GUIDANCE ON EARNINGS PER SHARE (GAAP) - DILUTED	$0.25	$0.32
ADJUSTMENTS TO GUIDANCE ON EARNINGS PER SHARE (GAAP) - DILUTED:
Acquisition and integration costs	0.12	0.12
Restructuring	0.05	0.05
Incremental costs attributed to CEO transition	0.38	0.38
Contingent consideration	0.03	0.03
Anticipated pre-tax amortization of acquisition-related intangible assets	0.61	0.61
Non-cash interest expense	0.25	0.25
Amortization of debt issuance costs	0.03	0.03
Foreign currency impact of certain intercompany loans	0.01	0.01
Tax effect of non-GAAP charges	(0.25)	(0.25)
Other	0.01	0.01
Guidance rounding adjustment	0.00	0.00

GUIDANCE ON ADJUSTED EARNINGS PER SHARE (NON-GAAP) - DILUTED	$1.50	$1.58

FOOTNOTES FOR ALL TABLES ABOVE (amounts in thousands):

(1)	Base revenue (Non-GAAP) excludes COVID-related revenue and excludes acquisition-related revenue contribution in current period for which there was no prior year comparable.
(2)

For the three- and nine-month reporting periods ended September 30, 2023, there was $1,048 and $1,763 respectively in acquisition revenue that has been added to Base Revenue (Non-GAAP) for comparative purposes, as this revenue is now appropriately included in our year-over-year Base Revenue growth percentage of 7% and (4%) respectively. At one year post-acquisition, those associated revenues are considered part of ongoing Base business.

(3)

In July 2023, we began restructuring activities to simplify and streamline our organization and strengthen the overall effectiveness of our operations. The Company continued further restructuring activities during the three months ended September 30, 2024 including severance, employee-related and facility exit costs. Included in cost of goods sold for the three and nine months ended September 30, 2024 is $572 and $3,607 respectively, for benefit received on the sale of inventory that had previously been reserved as part of the Restructuring Plan.

(4)

Incremental stock compensation expense recorded during the three and nine months ended September 30, 2024 of $17,379 and $22,346 respectively, attributable to the transition of the Company’s Chief Executive Officer (“CEO”) to Executive Chair of the Board announced by the Company on June 12, 2024. The incremental stock compensation expense was the result of the modification of the unvested equity awards held by the CEO immediately prior to the modification. This resulted in the revalue of his unvested awards and a change in his remaining requisite service period due to his change in duties upon transitioning to Executive Chair of the Board.

(5)	Includes a one time event relating to a cybersecurity incident, net of insurance.
(6)

During the three and nine months ended September 30, 2024 we recorded foreign currency adjustments on certain intercompany loans of ($2,819) and $626 respectively. The impact was recorded to the Other income (expenses), net line item within the Condensed Consolidated Statements of Operations.

(7)

GAAP loss per share—diluted for the three months ended September 30, 2024, was determined excluding the effect of 358,372 shares of dilutive shares as the impact of such shares would have been antidilutive due to the net loss for the period, while the adjusted earnings per share—diluted for the same period was determined based upon diluted shares of 56,370,694 shares.

(8)	Includes amortization of milestone payments in accordance with GAAP of $28 for the three months ended September 30, 2024 and 2023 and $83 for the nine months ended September 30, 2024 and 2023.
(9)

Excludes $19 of accelerated depreciation related to the restructuring plan for the nine months ended September 30, 2024. This amount is included in the depreciation line item of this table for that period.

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